BNN SUBSIDIARY, INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1996

                                   [GRAPHIC]



--------------------------------------------------------------------------------
BNN SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                PRINCIPAL
   RATING*       AMOUNT                                                  VALUE
(UNAUDITED)      (000)            DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

                          LONG-TERM INVESTMENTS--123.3%
                          MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS--10.2%
 AAA        $   3,300     CBA Mortgage Corporation,
                            Series 1993-C1, Class A-2, 12/25/03   $ 3,371,311
                          Federal Home Loan Mortgage
                            Corporation, Multiclass Mortgage
                            Participation Certificates,
                2,038++     Series 172, Class 172-H, 5/15/20.       2,057,097
                1,309       Series 1330, Class 1330-M,
                              9/15/99 (ARM) ................          823,139
                          Federal National Mortgage Association,
                            REMIC Pass-Through Certificates,
                1,000       Trust 1992 -176, Class FA,
                              10/25/99 (ARM) ...............          971,250
                5,081++   Government National Mortgage
                            Association
                            Trust 1994-1, Class 1-PL, 6/16/24 (I)     883,810
 AAA            4,344+      Merrill Lynch Trust XXXVI, 10/01/17     4,478,799
 AAA            2,518     Residential Funding Mortgage
                            Securities, Series 1992-S1
                            Class A-6, 1/25/22 (ARM) .......        2,690,839
 AAA              163     Structured Asset Securities Corporation,
                            Series 1996, Class A, 2/25/28 ..          161,796
 BBB+           3,818     Wilshire Liquidating Trust, 144A
                            Series 1996, Class 4, 9/25/01...        3,778,627
                                                                  -----------
                                                                   19,216,668
                                                                  -----------
                          CORPORATE BONDS--71.9%
                          FINANCE & BANKING--29.8%
 Aa3            3,350     Associates Corporation of North
                            America, 6.75%, 10/15/99 .......        3,388,157
 A2             4,200     Citicorp, 9.75%, 8/01/99 .........        4,536,588
 AAA            2,000     General Electric Capital Corporation,
                            8.125%, 2/01/99 ................        2,076,839
 A3             3,000     Hartford National Corporation,
                            9.85%, 6/01/99 .................        3,214,050
 A2             3,000     Household Finance Corporation,
                            6.65%, 5/26/98 .................        3,022,073
 A1             4,000     International Lease Finance
                            Corporation, 6.30%, 11/01/99 ...        3,986,990
 Baa3           2,000     Meditrust, 7.25%, 8/16/99 ........        2,003,824
 Aa3            3,000     Merrill Lynch & Company
                            Incorporated, 7.75%, 3/01/99 ...        3,089,493
 A1             2,000     Morgan Stanley Group Incorporated,
                            5.625%, 3/01/99 ................        1,976,046
 Baa3           2,000     New American Capital, Inc.,
                            7.0625%, 4/12/00 ...............        2,011,250
 Aa3            3,000     Norwest Corporation, 144A
                            7.70%, 11/15/97 ................        3,043,950
                          PaineWebber Group Incorporated
 Baa1           3,500       6.31%, 7/22/99 .................        3,475,357
 Baa1           2,189       7.00%, 3/01/00 .................        2,204,600
 Baa1           2,000     Potomac Capital Investment
                            Corporation, 6.73%, 8/09/99 ....        2,005,054
 Baa1           2,000     Salomon, Inc.,
                            7.43%, 12/30/98 ................        2,032,571
 A2             3,000     Sears Overseas Finance,
                            Zero Coupon, 7/12/98 ...........        2,733,423
 A2             4,000     Security Pacific Corporation,
                            9.75%, 5/15/99 .................        4,298,766
 A3             5,000     Shawmut National Corporation,
                            8.625%, 12/15/99 ...............        5,288,876
                          Smith Barney Holdings Incorporated,
 A2             1,500       7.875%, 10/01/99 ...............        1,556,200
 A2               529       7.98%, 3/01/00 .................          550,834
                                                                   ----------
                                                                   56,494,941
                                                                   ----------
                          CORPORATE BONDS
                          INDUSTRIALS--31.0%
 Baa1           4,400     Alco Capital Resource Incorporated,
                            6.83%, 5/10/99 .................        4,443,797
 A1             1,895     Anheuser Busch Companies
                            Incorporated, 8.75%, 12/01/99 ..        2,019,824
 A1             5,000+    Bass America Incorporated,
                            6.75%, 8/01/99 .................        5,046,400
                          Ford Motor Credit Company,
 A1             1,000       8.00%, 1/15/99 .................        1,033,350
 A1             5,000       8.40%, 3/26/99 .................        5,217,550
 A3             5,000     General Motors Acceptance Corp.,
                            6.125%, 9/18/98 ................        4,997,828
 A2             1,755     Kern River Funding, 144A
                            6.42%, Series A, 3/31/01 .......        1,752,146
 Baa2           3,000     MCN Investment Corporation,
                            5.84%, 2/01/99 .................        2,971,467
 Baa2           4,000     Nabisco Brands Incorporated,
                            8.30%, 4/15/99 .................        4,142,240
 A2             2,000     National Fuel Gas Company,
                            5.58%, 3/01/99 .................        1,968,620
 Baa3           3,000     News America Holdings Incorporated,
                            9.125%, 10/15/99 ...............        3,196,288
 Baa3           2,000     Occidental Petroleum Corporation,
                            6.08%, 11/26/99 ................        1,972,180
 BBB            2,750     Pulte Home Corporation,
                            10.125%, 7/15/99 ...............        2,928,640
 BBB            3,600     TCI Communications,
                            7.25%, 6/15/99 .................        3,610,128
 A1             3,000     Texaco Capital Incorporated,
                            9.00%, 12/15/99 ................        3,212,550
 A3             1,000     Textron Financial Corporation, 144A
                            7.125%, 10/05/99 ...............        1,014,688
 Baa1           3,000     TTX Company,
                            6.28%, 6/28/99 .................        2,991,175
 Baa2           2,500     Union Oil Company,
                            8.40%, 1/15/99 .................        2,599,017
 A1             4,000     Walt Disney Corporation, 144A
                            1.50%, 10/20/99 ................        3,509,948
                                                                   ----------
                                                                   58,627,836
                                                                   ----------

See Notes to Financial Statements.

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--------------------------------------------------------------------------------
                PRINCIPAL
   RATING*       AMOUNT                                                  VALUE
(UNAUDITED)      (000)            DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                          CORPORATE BONDS
                          UTILITIES--8.8%
 A1         $   4,750     Alabama Power Company,
                            6.375%, 8/01/99 ................      $ 4,759,215
 A2             4,000     Atlanta Gas Light Company,
                            7.30%, 12/10/99 ................        4,095,588
 A2             2,000     California Petroleum Transport
                            Corporation, 7.30%, 4/01/99 ....        2,041,048
 Aa2            2,650     Duke Power Company,
                            8.00%, 11/01/99 ................        2,764,262
 A3             3,040     Puget Sound Power & Light Company,
                            7.875%, 10/01/97 ...............        3,082,212
                                                                   ----------
                                                                   16,742,325
                                                                   ----------
                          CORPORATE BONDS
                          YANKEE-OTHER--2.3%
 A3             1,272     Nova Corporation of Alberta,
                            7.25%, 7/06/99 .................        1,293,090
 Baa3           3,000     Republic of Colombia,
                            8.75%, 10/06/99 ................        3,116,065
                                                                   ----------
                                                                    4,409,155
                                                                   ----------
                          ASSET-BACKED SECURITIES--8.6%
 AAA            2,520     Banc One Auto Grantor Trust,
                            Series 1996-A, Class A,
                            6.10%, 10/15/02 ................        2,523,709
 AAA            5,000     Dayton Hudson Credit Card Trust,
                            Series 1995-1, Class A,
                            6.10%, 2/25/02 .................        5,007,031
 AAA            3,124     Fifth Third Bank Auto Trust,
                            Series 1996-B, Class A,
                            6.45%, 3/15/02 .................        3,138,363
 AAA            3,139     Ford Credit Grantor Trust,,
                            Series 1995-B, Class A,
                            5.90%, 10/15/00 ................        3,136,773
 BBB            2,556     Telmex Trust,
                            Series 1996, 5.94%, 4/01/97 ....        2,555,965
                                                                   ----------
                                                                   16,361,841
                                                                   ----------
                          STRIPPED MORTGAGE-
                          BACKED SECURITIES--18.8%
                          Federal Home Loan Mortgage
                            Corporation, Multiclass Mortgage
                            Participation Certificates,
                   28       Series 201 Class 201-C, 2/15/23 (I/O)     784,970
                6,302+      Series 1359 Class1359-C,
                              9/15/99 (P/O) ................        5,622,149
                1,595       Series 1719 Class 1719-C,
                              4/15/99 (P/O) ................        1,450,703
                9,269+      Series 1887 Class 1887- J,
                              7/15/99 (P/O) ................        8,066,646
                          Federal National Mortgage Association,
                            REMIC Pass-Through Certificates,
                5,654++     Trust 1992-193, Class 193-JA,
                              9/25/04 (I/O) ................          367,764
                2,015++     Trust 225, 2/01/23 (P/O) .......        1,510,976
                   43       Trust 1990-119 Class 119-G,
                              10/25/20 (I/O) ...............          795,936
                1,985       Trust 1991-159 Class 159-D,
                              10/25/04 (I/O) ...............          235,972
                1,443       Trust 1992-62 Class 62-H,
                              5/25/99 (P/O) ................        1,262,796
                4,772++     Trust 1993-111 Class 111-A,
                              11/25/17 (P/O) ...............        4,479,987
                2,901++     Trust 1993-236 Class 236-C,
                              10/25/23 (P/O) ...............        2,349,428
                6,862++     Trust 1994-47, Class 47-B,
                              9/25/22 (P/O) ................        6,308,683
 AAA           10,000       Merril Lynch Trust,
                              XLIII, Class F, 8/27/15 (I/O)         1,919,813
 AAA           40,016       Sears Mortgage Corporation,
                              Series 1992-7, Class 7-X,
                              5/25/22 (I/O) ................          462,690
                                                                   ----------
                                                                   35,618,513
                                                                   ----------
                          U.S GOVERNMENT SECURITIES--1.6%
                3,000     United States Treasury Notes,
                            6.00%, 8/15/99 .................        2,999,520
                                                                   ----------
                          MUNICIPAL BONDS--9.4%
 AAA            2,000     Alameda County. California Pension,
                            Series A, 7.35%, 12/01/99 ......        2,061,680
 Baa1           2,295     Essex County, Zero Coupon ........        1,926,468
 AAA            1,500     Long Beach California Pension,
                            6.26%, 9/01/99 .................        1,503,105
 Baa1             500     Los Angeles County California Pension,
                            Series A, 7.81%, 6/30/99 .......          516,055
 AAA            2,605     Massachusetts St. Hsg. Fin. Agcy.,
                            Series C, 6.85%, 4/01/19 .......        2,451,045
 Baa1           5,000     New York, New York,
                            Series G, 6.23%, 2/01/99 .......        4,983,450
 AAA              497     North Slope Borough Alaska,
                            Series A, Zero Coupon, 6/30/99 .          425,044
 AAA            3,000     Ventura County California Pension Oblig.,
                            5.92%, 11/01/99 ................        2,980,530
 AAA            1,000     Western Minnesota Muni.
                            Pwr. Agcy. Supply,
                            Series A, 6.05%, 1/01/99 .......          997,040
                                                                   ----------
                                                                   17,844,417
                                                                   ----------
                          CERTIFICATE OF DEPOSIT--2.6%
                5,000     MBNA America Bank N A
                            6.15%, 6/19/98 .................        5,000,000
                                                                   ----------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                PRINCIPAL
   RATING*       AMOUNT                                                  VALUE
(UNAUDITED)      (000)            DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
          CONTRACTS #     PUT OPTIONS PURCHASED--0.2%
                  250     U.S. Treasury Note, 7.00%, 7/15/96
                            @102, expiring 7/02/97 .........     $    378,900
                                                                 ------------
                          Total Long-Term Investments
                            (cost $234,524,169) ............      233,694,116

                          SHORT-TERM INVESTMENTS--(2.2%)
                          DISCOUNT NOTES--2.2%
                4,115     Federal Home Loan Bank,
                            6.50%, 1/02/97 .................        4,114,257
                            (cost $4,114,257)                    ------------

                          Total investments before short sale--
                            (cost $238,638,426) ............      237,808,373

                          SECURITIES SOLD SHORT--(7.9%)
              (15,000)    United States Treasury Notes,
                            6.125%, 8/31/98
                            (proceeds $14,960,156) .........      (15,065,550)
                                                                 ------------
                            Total Investments net of
                            short sale--117.6%
                            (cost $223,678,270) ............      222,742,823
                          Liabilities in excess of other
                            assets--(17.6%) ................      (33,324,181)
                                                                 ------------
                          NET ASSETS--100% .................     $189,418,642
                                                                 ============


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
                 ARM --  Adjustable Rate Mortgage.
                 CMO --  Collateralized Mortgage Obligation.
                G.O. --  General Obligation Bond.
                   I --  Denotes a CMO with Interest only characteristics.
                 I/O --  Interest Only.
                   P --  Denotes a CMO with Principal only  characteristics.
                 P/O --  Principal Only.
               REMIC --  Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


 * Using the higher of Standard & Poor's or Moody's rating.
** Private placements restricted as to resale.
 # One contract equals 100,000 face value.
 + (Partial)  principal  amount  pledged as  collateral  for reverse  repurchase agreements.
++ Entire  principal  amount  pledged  as  collateral  for  reverse   repurchase
   agreements.
 @ (Partial) principal amount pledged as collateral for futures transactions.
@@ Entire principal amount pledged as collateral for futures transactions.


See Notes to Financial Statements.

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BNN SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $238,638,426) (Note 1)  ........       $237,808,373
Cash .......................................................             23,226
Deposits with brokers as collateral for
   investments sold short (Note 1) .........................         15,375,000
Interest receivable ........................................          3,233,065
Deferred organization expenses and other assets ............             47,431
                                                                   ------------
                                                                    256,487,095
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................         48,853,000
Investments sold short, at value
   (proceeds $14,960,156) (Note 1) .........................         15,065,550
Payable for investments purchased ..........................          1,917,679
Due to Parent (Note 2) .....................................            516,179
Excise tax payable .........................................             92,300
Interest payable ...........................................            623,745
                                                                   ------------
                                                                     67,068,453
                                                                   ------------

NET ASSETS .................................................       $189,418,642
                                                                   ============
Net assets were comprised of:
   Common stock, at par (Note 5) ...........................       $    216,106
   Paid-in capital in excess of par ........................        185,144,525
                                                                   ------------
                                                                    185,360,631
   Undistributed net investment income .....................          4,935,435
   Accumulated net realized gains ..........................             58,024
   Net unrealized depreciation .............................           (935,448)
                                                                   ------------
   Net assets, December 31, 1996 ...........................       $189,418,642
                                                                   ============
Net asset value per share:
   ($189,418,642 / 21,610,583 shares of
   common stock issued and outstanding) ....................              $8.76
                                                                          =====

--------------------------------------------------------------------------------
BNN SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 19, 1996
(COMMENCEMENT OF OPERATIONS)TO
DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest (net of premium amortization of
      $1,380,780 and net of interest expense of
      $1,389,103)                                                    $5,545,553
                                                                    -----------
Operating expenses
   Investment advisory ......................................           340,986
   Administration ...........................................            85,247
   Custodian ................................................            25,200
   Directors ................................................            16,800
   Audit ....................................................             6,300
   Miscellaneous ............................................            43,285
                                                                    -----------
      Total operating expenses ..............................           517,818
                                                                    -----------
Net investment income before excise tax .....................         5,027,735
   Excise tax ...............................................            92,300
                                                                    -----------
Net investment income .......................................         4,935,435
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)
Net realized gain on Investments ............................            58,024
                                                                    -----------
Net change in unrealized depreciation on
   Investments ..............................................          (830,054)
      Short sales ...........................................          (105,394)
                                                                    -----------
Net loss on investments .....................................          (877,424)
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................        $4,058,011
                                                                    ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
BNN SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD JULY 19, 1996
(COMMENCEMENT OF OPERATIONS)TO
DECEMBER 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows used for operating activities:
   Interest received .......................................       $  5,082,371
   Interest expense paid ...................................           (765,358)
   Purchase of short-term portfolio
     investments, net ......................................         (4,114,257)
   Purchase of long-term portfolio investments .............        (73,759,173)
   Proceeds from disposition of long-term
     portfolio investments .................................         24,774,074
   Other ...................................................            (47,431)
                                                                   ------------
   Net cash flows used for operating activities ............        (48,829,774)
                                                                   ------------
Cash flows provided by financing activities:
   Increase in reverse repurchase agreements ...............         48,853,000
   Cash dividends paid .....................................                 --
                                                                   ------------
   Net cash flows provided by financing activities .........         48,853,000
                                                                   ------------
Net increase in cash .......................................             23,226
Cash at beginning of period ................................                 --
                                                                   ------------
Cash at end of period ......................................            $23,226
                                                                   ============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
from operations ............................................       $  4,058,011
                                                                   ------------
Increase in investments ....................................        (53,325,166)
Net realized gain ..........................................            (58,024)
Increase in unrealized depreciation ........................            935,448
Increase in interest receivable ............................         (3,233,065)
Increase in deposits with brokers for
   short sales .............................................        (15,375,000)
Increase in other assets ...................................            (47,431)
Increase in securities sold short ..........................         15,065,550
Increase in payable for investments
   purchased ...............................................          1,917,679
Increase in due to parent ..................................            516,179
Increase in excise tax payable .............................             92,300
Increase in interest payable ...............................            623,745
                                                                   ------------
Total adjustments ..........................................        (52,887,785)
                                                                   ------------
   Net cash flows used for operating activities ............       $(48,829,774)
                                                                   ============

Noncash financing activity:
Transfer of assets from Blackrock 1999 Term
   Trust Inc. in exchange for shares issued ................       $185,360,631
                                                                   ============

--------------------------------------------------------------------------------
BNN SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                        FOR THE PERIOD
                                         JULY 19, 1996
                                         (COMMENCEMENT
                                       OF OPERATIONS) TO
                                       DECEMBER 31, 1996
                                       -----------------
INCREASE (DECREASE)
IN NET ASSETS

Operations:
    Net investment income ...........       $ 4,935,435
    Net realized gain on
        investments .................            58,024
    Net change in unrealized
        (depreciation) on
        investments .................          (935,448)
                                           ------------
    Net increase in net assets
        resulting from operations ...         4,058,011
Transfer of assets
  from BlackRock 1999
  Term Trust Inc. in exchange
  for shares issued .................       185,360,631
                                           ------------
Total increase ......................       189,418,642

NET ASSETS
Beginning of period .................                --
                                           ------------
End of period .......................      $189,418,642
                                           ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BNN SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      JULY 19,
                                                                       1996*
                                                                      THROUGH
                                                                    DECEMBER 31,
                                                                        1996
                                                                    ------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............................     $   8.57
                                                                       ---------
    Net investment income (net of $0.05 of interest expense)                .23
    Net realized and unrealized (loss) on investments ............         (.04)
                                                                       ---------
Net increase from investment operations ..........................          .19
                                                                       ---------
Dividends from net investment income .............................           --
                                                                       ---------
Net asset value, end of period ...................................     $   8.76
                                                                       =========
TOTAL INVESTMENT RETURN+: ........................................         2.22%
RATIOS TO AVERAGE NET ASSETS:++
Operating expenses@ ..............................................          .61%
Net investment income ............................................         5.82%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ................................     $186,426
Portfolio turnover ...............................................           12%
Net assets, end of period (in thousands) .........................     $189,419
Reverse repurchase agreements outstanding, end of
    period (in thousands) ........................................     $ 48,853
Asset coverage+++ ................................................     $  4,877
--------------------------------------------------------------------------------
     * Commencement of investment operations.
     @ The ratio of operating expenses, including interest expense, to average net assets was 1.02% for the period indicated above. The ratio of operating expenses, including interest expense and excise tax, to average net assets was 1.07% for the period indicated above.
     + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested. This calculation does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
    ++ Annualized.
   +++ Per $1,000 of reverse repurchase agreement outstanding.

       The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BNN SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

    BNN Subsidiary, Inc. was incorporated under the laws of the State of Maryland on May 15, 1996, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 1999 Term Trust Inc., incorporated under the laws of the State of Maryland on October 22, 1992 (the "1999 Term Trust") and as such, a wholly-owned subsidiary of the 1999 Term Trust. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to the 1999 Term Trust. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange- traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

    Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

    The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the secur-ity short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1996.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions, first from net investment income then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED ORGANIZATION EXPENSES: A total of $50,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period beginning the date the Trust commenced investment operations and ending the Trust's termination date.

NOTE 2. AGREEMENTS
    The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

    The Trust reimburses the 1999 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of the 1999 Term Trust.

NOTE 3. PORTFOLIO SECURITIES
    Purchases  and  sales  of  investment  securities,   other  than  short-term
invesments and dollar rolls, for the year ended December 31, 1996 aggregated $75,676,852 and $24,012,365, respectively. In addition, the Trust received investments valued at $185,360,631 in exchange for common shares of the Trust.

    The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1996, the Trust did not hold any illiquid securities.

    The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

    The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was
(830,053) (gross unrealized appreciation -- $1,798,894; gross unrealized depreciation -- $2,628,947).

NOTE 4. BORROWINGS
    REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

    The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $43,923,942 at a weighted average interest rate of approximately 5.61%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1996 was $49,726,352 as of October 31, 1996 which was 20% of total assets. The amount of reverse repurchase agreements outstanding at December 31, 1996 was $48,853,000, which was 25.7% of total assets.



DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended December 31, 1996.

NOTE 5. CAPITAL
    There are 200 million shares of $.01 par value common stock authorized. The 1999 Term Trust owned all of the 21,610,583 shares outstanding at December 31, 1996.

NOTE 6. QUARTERLY DATA
(UNAUDITED)


                                                                   NET REALIZED AND   NET INCREASE (DECREASE)
                                                                      UNREALIZED           IN NET ASSETS
                                           NET INVESTMENT           GAINS (LOSSES)        RESULTING FROM
        QUARTERLY             TOTAL            INCOME               ON INVESTMENTS          OPERATIONS
         PERIOD              INCOME       AMOUNT   PER SHARE     AMOUNT   PER SHARE     AMOUNT   PER SHARE
        --------             -------     -------------------    -------------------    -------------------
July 19, 1996 to
   September 30, 1996 ..   $2,957,160    $2,494,509   .11      (2,640,071)   (.12)      (145,562)   (.01)
October 1, 1996 to
   December 31, 1996 ...    3,705,932     2,440,926   .12       1,762,647     .08      4,203,573     .20




                               DIVIDENDS                           PERIOD
                                  AND                                END
        QUARTERLY            DISTRIBUTIONS        SHARE PRICE     NET ASSET
         PERIOD            AMOUNT   PER SHARE     HIGH    LOW       VALUE
        --------           ------------------     -----------       -----
July 19, 1996 to
   September 30, 1996 ..     --         --        8-1/2   8-3/8     $8.56

October 1, 1996 to
   December 31, 1996 ...     --         --        8-3/4   8-5/8     $8.76

--------------------------------------------------------------------------------
BNN SUBSIDIARY, INC.
REPORT OF  INDEPENDENT  AUDITORS
--------------------------------------------------------------------------------

The  Shareholder and
Board of Directors of
BNN Subsidiary, Inc.:

We have audited the accompanying statement of assets and liabilities of BNNSubsidiary, Inc., (a wholly-owned subsidiary of The BlackRock 1999 Term Trust Inc.) including the portfolio of investments, as of December 31, 1996, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period July 19, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BNN Subsidiary, Inc. as of December 31, 1996, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period July 19, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

BLACK ROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

    This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                              BNN SUBSIDIARY, INC.
                    c/o Prudential Mutual Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

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